                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1996 96-7 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of May, 1997.



                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  ---------------------------

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997

                                        CUSIP#'S  393505-PG1,PH9,PJ5PK2,PL0,PM8
                                        TRUST ACCOUNT #80-4145500
                                        REMITTANCE DATE: 5/15/97

                                                     Total $          Per $1,000
                                                      Amount           Original
                                                    ----------        ----------
Class A Certificates
--------------------

(1a)    Amount available (including Monthly
        Servicing Fee)                              $7,282,506.50

(b)     Class M-1 Interest Deficiency Amount
        (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn
        for prior Remittance Date                            0.00

(c)     Amount Available after giving effect to
        withdrawal of Class M-1 Interest
        Deficiency Amount and B-1 Interest
        Deficiency Amount for prior Remittance
        Date                                         7,282,506.50

A.      Interest
        (2)  Aggregate Interest
             a. Class A-1 Remittance Rate(6.00%)            6.00%
             b. Class A-1 Interest                     170,327.74     2.98820596
             c. Class A-2 Remittance Rate(6.30%)            6.30%
             d. Class A-2 Interest                     168,000.00     5.25000000
             e. Class A-3 Remittance Rate(6.50%)            6.50%
             f. Class A-3 Interest                     270,833.33     5.41666660
             g. Class A-4 Remittance Rate(6.80%)            6.80%
             h. Class A-4 Interest                     442,000.00     5.66666667
             i. Class A-5 Remittance Rate(7.10%)            7.10%
             j. Class A-5 Interest                     100,583.33     5.91666647
             k. Class A-6 Remittance Rate(7.65%)            7.65%
             l. Class A-6 Interest                   1,093,950.00     6.37500000

        (3)  Amount applied to:
             a. Unpaid Class A Interest Shortfall             .00            .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 2



                         CUSIP#'S   393505-PG1, PH9, PJ5PK2, PL0, PM8
                         TRUST ACCOUNT #80-4145500
                         REMITTANCE DATE: 5/15/97



                                                    Total $     Per $1,000
                                                    Amount       Original
                                                  -----------  ------------
(4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                    .00           .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                3,605,224.07           N/A
          a. Scheduled Principal                   560,149.14           N/A
          b. Principal Prepayments               2,388,867.78           N/A
          c. Liquidated Contracts                  397,003.13           N/A
          d. Repurchases                                  .00           N/A
          e. Current Month Advanced Principal    1,270,990.40           N/A
          f. Prior Month Advanced Principal     (1,011,786.38)          N/A

     (6)  Pool Scheduled Principal Balance     454,731,313.71

    (6b)  Adjusted Pool Principal Balance      453,460,323.31  944.70900690
    (6c)  Pool Factor                              0.94470901

     (7)  Unpaid Class A Principal Shortfall
           (if any) following prior Remittance Date       .00

     (8)  Class A Percentage for such Remittance
           Date                                         92.12%

     (9)  Class A Percentage for the following
           Remittance Date                              92.06%



                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 3


                                              CUSIP#'S 393505-
                                              PG1, PH9, PJ5PK2, PL0, PM8
                                              TRUST ACCOUNT #80-4145500
                                              REMITTANCE DATE: 5/15/97



                                                 Total $      Per $1,000
                                                   Amount        Original
                                                ----------    ------------
(10)  Class A Principal Distribution:
       a. Class A-1                           3,605,224.07    63.24954509
       b. Class A-2                                    .00            .00
       c. Class A-3                                    .00            .00
       d. Class A-4                                    .00            .00
       e. Class A-5                                    .00            .00
       f. Class A-6                                    .00            .00


(11)  Class A-1 Principal Balance            30,460,323.31   534.39163702
(11a)       Class A-1 Pool Factor                .53439164

(12)  Class A-2 Principal Balance            32,000,000.00   1000.0000000
(12a)       Class A-2 Pool Factor               1.00000000

(13)  Class A-3 Principal Balance            50,000,000.00   1000.0000000
(13a)       Class A-3 Pool Factor               1.00000000

(14)  Class A-4 Principal Balance            78,000,000.00   1000.0000000
(14a)       Class A-4 Pool Factor               1.00000000

(15)  Class A-5 Principal Balance            17,000,000.00   1000.0000000
(15a)       Class A-5 Pool Factor               1.00000000

(16)  Class A-6 Principal Balance           171,600,000.00   1000.0000000
(16a)       Class A-6 Pool Factor               1.00000000

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 4



                                         CUSIP#'S 393505-
                                         PG1, PH9, PJ5PK2, PL0, PM8
                                         TRUST ACCOUNT #80-4145500
                                         REMITTANCE DATE: 5/15/97

(17) Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                         .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

(18) 31-59 days                           3,337,412.49                     102

(19) 60 days or more                      4,640,859.62                     119

(20) Current Month Repossessions          1,364,272.10                      38

(21) Repossession Inventory               3,293,701.10                     102

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date         1.02%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                     .88%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date         .73%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                  CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 5



                                               CUSIP#'S 393505-
                                               PG1, PH9, PJ5PK2, PL0, PM8
                                               TRUST ACCOUNT #80-4145500
                                               REMITTANCE DATE: 5/15/97

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                   .78%

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                           .06%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date     177,162.99

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                          .21%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                             16.28%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance Date
          greater than $7,437,576.00                                     .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                  CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 6



                                                  CUSIP#'S 393505-
                                                  PG1, PH9, PJ5PK2, PL0, PM8
                                                  TRUST ACCOUNT #80-4145500
                                                  REMITTANCE DATE: 5/15/97

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                              7.88%

CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                           1,431,588.03

A.   Interest
(29) Aggregate interest
     a.  Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                       7.70%
     b.  Class M-1 Interest                     246,400.00       6.41666667

(30) Amount applied to Class M-1 Interest
      Deficiency Amount                                .00                0

(31) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                .00                0

(32) Amount Applied to:
     a.  Unpaid Class M-1 Interest Shortfall           .00                0

(33) Remaining:
     a.  Unpaid Class M-1 Interest Shortfall           .00                0

B.   Principal
(34) Formula Principal Distribution Amount             .00              N/A
     a.  Scheduled Principal                           .00              N/A
     b.  Principal Prepayments                         .00              N/A
     c.  Liquidated Contracts                          .00              N/A
     d.  Repurchases                                   .00              N/A

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 7

                                                       CUSIP#'S 393505-
                                                       PG1,PH9,PJ5PK2,PL0,PM8
                                                       TRUST ACCOUNT #80-4145500
                                                       REMITTANCE DATE: 5/15/97


(35)    Class M-1 Principal Balance                 38,400,000.00  1000.00000000
(35a)   Class M-1 Pool Factor                          1.00000000
(36)    Class M-1 Percentage for such Remittance
        Date                                                  .00%

                                                      Total $         Per $1,000
                                                       Amount          Original
                                                    -------------     ----------

(37)    Class M-1 Principal Distribution:

             a. Class M-1 (current)                           .00     0.00000000
             b. Unpaid Class M-1 Principal Shortfall
                (if any) following prior Remittance
                Date                                          .00

(38)    Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date            .00

(39)    Class M-1 Percentage for the following
        Remittance Date                                       .00%

Class B1 Certificates
---------------------
(1)     Amount Available less the Class A
        Distribution Amount and Class M-1
        Distribution amount (including Monthly
        Servicing Fee)                               1,185,188.03

(2)     Class B-1 Remittance Rate (7.70% unless
        Weighted Average Contract Rate is below
        7.70%)                                               7.70%

(3)     Aggregate Class B1 Interest                    123,200.00     6.41666667

(4)     Amount applied to Unpaid Class
        B1 Interest Shortfall                                 .00            .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 8



                                                       CUSIP#'S 393505-
                                                       PG1,PH9,PJ5PK2,PL0,PM8
                                                       TRUST ACCOUNT #80-4145500
                                                       REMITTANCE DATE: 5/15/97


(5)  Remaining unpaid Class B1
     Interest Shortfall                                .00              .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                 .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                 .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date          .00

(8a) Class B Percentage for such Remittance Date       .00




                                                       Total $        Per $1,000
                                                       Amount          Original
                                                    -------------   ------------
(9)    Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                 .00

(10a)  Class B1 Principal Shortfall                           .00

(10b)  Unpaid Class B1 Principal Shortfall                    .00

(11)   Class B Principal Balance                    36,000,000.00

(12)   Class B1 Principal Balance                   19,200,000.00

Class B2 Certificates
---------------------
(13)   Remaining Amount Available                    1,061,988.03

(14)   Class B-2 Remittance Rate (8.10%
       unless Weighted Average Contract
       Rate is less than 8.10%)                              8.10%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 9

                                                   CUSIP#'S 393505-
                                                   PG1,PH9,PJ5PK2,PL0,PM8
                                                   TRUST ACCOUNT #80-4145500
                                                   REMITTANCE DATE: 5/15/97

(15) Aggregate Class B2 Interest                   113,400.00        6.75000000

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                .00               .00

(17) (Remaining Unpaid Class B2 Interest Shortfall        .00               .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date             .00

(19) Class B2 Principal Liquidation Loss Amount           .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                 .00

(21) Guarantee Payment                                    .00

(22) Class B2 Principal Balance                 16,800,000.00

                                                    Total $         Per $1,000
                                                     Amount          Original
                                                   ----------       ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                              190,865.56

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 10

                                                CUSIP#'S 393505-
                                                PG1,PH9,PJ5PK2,PL0,PM8
                                                TRUST ACCOUNT #80-4145500
                                                REMITTANCE DATE: 5/15/97

(24) 3% Guarantee Fee                                   757,722.47

(25) Class C Residual Payment                                  .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                           .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                           .00

(28) Repossessed Contracts                            1,364,272.10

(29) Repossessed Contracts Remaining
     in Inventory                                     3,293,701.10

(30) Weighted Average Contract Rate                       10.42096